CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2018
Convertible Notes
NOTE 9 - CONVERTIBLE NOTES

The convertible note payable was entered into on December 16, 2014, bears interest at 6% and matured on December 1, 2017. Additionally, the Corporation has agreed to pay an annual administration fee equal to 2% of the face value of the note.

The convertible note was classified as a liability at its estimated fair value with the residual allocated to the conversion feature. As a result, the recorded liability for the convertible note was lower than its face value, the difference being characterized as a debt discount and amortized as interest expense using the effective interest method over the term of the note. The value assigned to the conversion feature has been characterized as equity. The fair value of the debt component was determined using a discounted cash flow model.

The carrying value of the convertible noted included the following changes for the years ended December 31, 2018, 2017 and 2016:

In Thousands of US Dollars
Description	2018	2017	2016
Balance, beginning of the period	$-	$931	$815
Accretion expense	-	139	116
Debt conversion	-	(1,070)	-
Balance, end of the period	$-	$-	$931

In connection with the issuance of the convertible notes, the Corporation issued 107,000 warrants to the placement agent as part of the placement fee. The warrants are classified as equity as they meet the criteria for such classification. All warrant had been exercised by December 31, 2017. See note 14.

Using the effective interest rate method and the 23.57% rate implicit in the calculation, the difference of $351,169 between the amounts attributed to the debt component and the face value of the convertible note is being accreted to the fair value over the term of the note.

By the year end of December 31, 2017, the debt holder converted full amount of principle of $1,070,000 and accrued interest of $13,064 to total of 2,030,872 shares.